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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                                 August 14, 2002
            ---------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                 Panavision Inc.
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                 Delaware            001-12391           13-3593063
            ---------------------------------------------------------
             (State or Other   (Commission File No.)  (I.R.S. Employer
             Jurisdiction of                           Identification
             Incorporation)                            No.)


                  6219 De Soto Avenue
                  Woodland Hills, California                  91367
            ---------------------------------------------------------
                        (Address of Principal               (Zip Code)
                          Executive Offices)


                                 (818) 316-1000
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits

               Exhibit No.   Description

               99.1 Certification of CEO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

               99.2 Certification of CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9. Other Events and Regulation FD Disclosure

         On August 14, 2002, each of the Chief Executive Officer, John S. Farrand, and Chief Financial Officer, Scott L. Seybold, of Panavision Inc., executed a Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         A copy of each of these Certifications is attached hereto as an Exhibit (Exhibit Nos. 99.1 and 99.2).





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Panavision  Inc.


                                               By: /s/  Glenn P. Dickes
                                                  ---------------------
                                               Glenn P.Dickes
                                               Secretary


Date: August 14, 2002






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                                  EXHIBIT INDEX


 Exhibit No.   Description

Exhibit 99.1 Certification of CEO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Exhibit 99.2 Certification of CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002






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